Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) Quarterly Investor Presentation May 10, 2019

Forward-Looking Statements

FRANKLIN FINANCIAL NETWORK

Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "likely," "will," "should," "would," "could," "assume," "outlook," "seek," "plan," "believe," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the "safe harbor" provisions of those Acts. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Use of non-GAAP Financial Measures

Some of the financial data included in this presentation and our selected historical consolidated financial information are not measures of financial performance recognized by GAAP. Our management uses these non-GAAP financial measures in its analysis of our performance:

- "Common equity" is defined as total shareholders' equity at end of period less the liquidation preference value of the preferred stock;
- "Tangible common equity" is common equity less goodwill and other intangible assets;
- "Total tangible assets" is defined as total assets less goodwill and other intangible assets;
- "Other intangible assets" is defined as the sum of core deposit intangible and SBA servicing rights;
- "Tangible book value per share" is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets;
- "Tangible common equity ratio" is defined as the ratio of tangible common equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets;
- "Core Return on Average Tangible Common Equity" is defined as annualized core net income available to common shareholders divided by average tangible common equity;
- "Core Efficiency Ratio" is defined as noninterest expense divided by our operating revenue, which is equal to net interest income plus noninterest income with all adjusted to certain one-time expenses;
- "Core Diluted Earnings Per Share" is defined as reported earnings per share adjusted for certain one-time expenses;
- "Core Non-Interest Income" is defined as non-interest income adjusted for certain one-time items;
- "Core Non-Interest Expense" is defined as non-interest expense adjusted for certain one-time items;
- "Core Compensation Expense" is defined as compensation expense adjusted for certain one-time items; and
- "Core Net Income" is defined as "Net Income Available to Common Shareholders" adjusted for certain one-time items.

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.

Strong Foundation & Momentum Soundness Growth Profitability 1 Driving long - term value creation • Value - based client services • Strong sense of community • Relationship - driven commercial and private banking business • Leadership and governance • Leading position in great markets • Strong capital and disciplined credit • Scalable, efficient technology and systems

Leading Nashville Bank 2 Nashville Brentwood Nolensville Smyrna Murfreesboro Thompson’s Station Franklin Rank Bank Branches Deposits ($bn) Market Share 1 Pinnacle 30 $9,013 14.7% 2 Bank of America 33 8,636 14.1 3 Regions 66 7,610 12.4 4 SunTrust 44 6,359 10.4 5 First Horizon 44 4,901 8.0 6 Franklin Financial 14 3,401 5.5 7 U.S. Bancorp 54 2,049 3.3 8 Wilson Bank 24 1,918 3.1 9 Fifth Third Bancorp 33 1,883 3.1 10 Wells Fargo 12 1,759 2.9 Total Nashville MSA - $61,413 Nashville MSA Source: SNL Financial Note: $ in billions. Branch information pro forma as of June 30, 2018 Footprint Rank County Branches Deposits ($bn) Market Share 1 Williamson, TN 8 $2,709 28.2% 2 Rutherford, TN 6 609 13.4 10 Davidson, TN 1 83 0.2 Market share by County Strong presence in Nashville MSA and industry lead in Williamson County Tennessee

Highly Experienced Management Team 3 Chris Black Chief Financial Officer  Previously held senior roles at FB Financial  Held positions at Merrill Lynch & Co. and ISI Group, specializing in the Banking Sector  Served for over 9 years as officer and pilot in the U.S. Air Force  B.S. Engineering from Cornell University and M.B.A from Auburn University David McDaniel Chief Lending Officer  Leads the Williamson County, Corporate / Healthcare and Leasing banking teams  24 years of banking experience having previously held roles at Community First Bank, AmSouth Bank, First American Bank, Equitable Securities and Merrill Lynch  Graduate of University of Tennessee and graduate of ABA Private Client Wealth Management school at Emory Lee Moss President  Joined Franklin Synergy Bank in 2014 upon the sale of MidSouth Bank to Franklin Synergy  Served as Chairman and CEO of MidSouth Bank and has held roles at Third National Bank and SunTrust  Graduate of the University of Tennessee, majoring in Banking J. Myers Jones, III Chief Executive Officer  Previously served as President and CEO of Franklin National Bank for 13 years prior to its acquisition by Fifth Third Bank  Held Executive Vice President of Commercial Lending role at Cadence bank  Graduate of Austin Peay State University and Herbet V. Prochnow Gradual school of Banking at the University of Wisconsin Eddie Maynard Chief Credit Officer  Previously Vice President in Credit and Commercial areas at Franklin National Bank for 8 years prior to its acquisition by Fifth Third Bank  Most recently served as Assistant Chief Credit Officer at Franklin Synergy Bank  Graduate of West Virginia University and the Graduate School of Banking at Louisiana State University Terry Howell Chief Operating Officer  Previously served as Chief Operating Officer at Civic Bank & Trust and Chief Financial Officer at First Tennessee Bank  Over 30 years of financial services experience  Graduate of Executive Masters of Business Administration program at University of Memphis’ Fogelman College of Business and undergrad from University of Tennessee

$46 $193 $272 $350 $465 $578 $796 $1,356 $2,168 $2,943 $3,844 $4,249 $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1'19 2019 2020 2021 $4,238 Evolution of the Franchise 4 Total Assets ($ mn ) Phase I: De - novo on solid foundation Phase II: Growth & economies of scale Phase III: Balanced growth & profitability  Formed as a Tennessee corporation in April 2007 and commenced banking operations in November 2007  Raised $26 million in equity from institutional & local investors  Completed the acquisition of MidSouth Bank in July 2014, increasing the Nashville footprint  Launched IPO in 2015  Joins Russell 2000 index, S&P SmallCap 600 Index and NYSE Financial - 100 Index  19.3% annualized EPS and 16.5% annualized TBVPS growth since 2013  Completed acquisition of Civic Bank and Trust in 2018  Accelerated balance sheet rotation and optimization starting in 2018  Declared initial dividend in January 2019 and declared another dividend in April 2019  Authorized common stock repurchase plan

Financial Highlights and Recent Developments

FRANKLIN FINANCIAL NETWORK

Key Highlights

Growth & Profitability

- Net interest margin (FTE) expansion of 11 basis points from 4Q'18 to 2.80%
- Book value per share of $26.31, 14.5% growth year-over-year; tangible book value per share of $25.00, 12.5% growth year-over-year[(1)]
- Net Income of $2.9 million in 1Q'19; core net income of $6.1 million in 1Q'19, including $5.1 million credit provision[(1)]
- Balance sheet rotation more than 70% complete, optimization plans made significant progress
- Customer-driven loan growth of $142.0 million, 21.6% annualized
- Core deposit growth (retail and reciprocal) of $117.1 million, 25.6% annualized
- Reduction of non-core brokered deposits by $79.1 million, 40.2% annualized
- Reduction in the securities portfolio of $481.7 million since 1Q'18, 34.4% year-over-year
- Credit quality stable following previously disclosed $3.5 million reserve related to a specific shared national credit ("SNC")
- Upon Richard Herrington's retirement, J. Myers Jones, III was appointed Interim CEO

Financial Results

	Three months ended March 31, 2019	
	Reported GAAP results	Non-GAAP Core results[(1)]
Diluted EPS	$0.19	$0.41
Net income ($mn)	$2.9	$6.1
ROAA	0.28%	0.59%
ROATCE	3.3%	6.9%
Efficiency ratio	73.2%	59.8%

- **Net interest margin:** **2.80%**
- **TBVPS:** **$25.00**
- **Total assets ($mn):** **$4,238.4**
- **Total deposits ($mn):** **$3,315.8**
- **TCE / TA:** **8.6%**

(1) Non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

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Balancing Profitability and Growth

FRANKLIN FINANCIAL NETWORK

Net Income(1) ($mn)



'13 - '18 Core GAGR: 54.3%
$4.6 $4.6
$8.4 $8.4
$16.1 $16.1
$28.1 $28.1
$33.4 $28.1
$39.9 $34.5
$10.1 $10.1
$9.2 $3.7
$6.1 $2.9
2013 2014 2015 2016(1) 2017 2018 1Q'18 4Q'18 1Q'19
Core Net Income
Reported Net Income
Core ROAA(1)
0.89% 0.87% 0.92% 1.06% 0.97% 0.97% 1.03% 0.87% 0.59%

Net Interest Income ($mn)



'13 - '18 CAGR: 38.0%
$21.0 $37.7 $59.4 $81.6 $97.0 $105.5 $25.1 $26.9 $27.4
2013 2014 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19
Net Interest Margin-FTE
3.41% 3.74% 3.62% 3.42% 3.06% 2.71% 2.71% 2.69% 2.80%

Return on Average Tangible Common Equity(1)



9.6% 9.6%
11.5% 11.5%
10.6% 10.6%
14.4% 14.4%
11.2% 9.5%
12.3% 10.6%
14.1% 14.1%
10.7% 4.3%
6.9% 3.3%
2013 2014 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19
Core ROATCE(1)
Reported ROATCE

Non-Interest Expenses ($mn)



70.0% 66.7% 58.3% 53.4% 54.4% 58.7% 54.2% 60.4% 59.8%
$19.7 $31.8 $42.1 $51.7 $60.8 $73.5 $15.5 $21.7 $22.6
2013 2014 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19
Non-Int. Expenses
Core Efficiency Ratio(1)

Strong, sustainable earnings and return metrics driven by loan growth and disciplined credit and expenses

(1) Non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Excludes compensation-related non-recurring expenses and securities losses. 2017 metrics adjusted for DTA write-down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

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$1.10 $1.27 $1.54 $2.42 $2.43 $2.71 $0.73 $0.61 $0.41 $1.10 $1.27 $1.54 $2.42 $2.04 $2.34 $0.73 $0.25 $0.19 2013 2014 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19 Core EPS Reported EPS $11.31 $12.89 $15.86 $19.92 $22.24 $24.32 $22.23 $24.32 $25.00 2013 2014 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19 Earnings Per Share Tangible Book Value Per Share (1) Earnings continue to support the growth and future profitability of the franchise while building tangible book value per share (2) 7 Sustaining Earnings Momentum and Tangible Book Value Growth (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Core EP S excludes compensation - related non - recurring expenses and securities losses from 4Q’18 and 1Q’19. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regu lations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measu res (2) See Forward - Looking Statements on page 1 (1)

Diversified and Disciplined Loan Portfolio

FRANKLIN FINANCIAL NETWORK

Loan Portfolio(1,2) ($mn)



'13 - '18 CAGR: 45.0%
$416
2%
28%
20%
35%
$781
1%
30%
20%
20%
29%
$1,292
1%
28%
21%
27%
22%
$1,757
1%
27%
18%
30%
24%
$2,257
22%
21%
31%
26%
$2,665
22%
21%
31%
26%
$2,310
23%
22%
29%
26%
$2,665
22%
21%
31%
26%
$2,807
21%
23%
32%
25%
2013
2014
2015
2016
2017
2018
1Q'18
4Q'18
1Q'19
Residential
Commercial
Non-Owner CRE
Construction
Consumer & Other

CRE & CLD Concentration

- Positive trend in CRE and CLD concentration ratio due to continued shift in loan portfolio mix and strong increase in capital
  - No OREO on Balance Sheet as of March 31, 2019
  - CLD loan concentration is down from 211% at 4Q'14 to 128% as of 1Q'19 (which is under management guidance of 140%) and has been steady since 2017
  - Total CRE loan concentration is down from 352% at 4Q'14 to 270% as of 1Q'19, and has been steady since 2017

Commercial real estate (CRE) concentrations	% of Risk-Based Capital(3)		
	1Q'18	4Q'18	1Q'19
CLD loans	135%	132%	128%
Total CRE	269%	263%	270%

Franchise defined by strong loan growth while maintaining diversification and credit discipline

(1) Excluding Loans Held for Sale, commercial includes owner-occupied commercial real estate loans
(2) Totals may not sum due to rounding
(3) Risk-based capital at bank-level as defined in Call Report

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(1) Excluding Loans Held for Sale (2) 1Q’19 calculation is preliminary and subject to change with regulatory reporting Low risk, liquid balance sheet 9 Solid Credit and Low Risk Balance Sheet 1Q'18 4Q'18 1Q'19 Nonperforming Assets / Assets 0.12% 0.13% 0.28% Net Charge-Offs (Recoveries) / Loans (1) 0.01% 0.00% 0.10% Common Equity Tier 1 (2) 11.5% 12.2% 11.3% Tier 1 Capital (2) 11.5% 12.2% 11.3% Total Risk-Based Capital (2) 14.4% 14.9% 14.0% Cash & Securities / Assets 40.4% 33.8% 28.8% Loans (1) / Deposits 68.8% 77.7% 84.7% Risk Weight Risk-Weighted Assets / Assets (2) 66.3% 70.9% 77.0% Capacity Asset Quality Liquidity

0.35% 0.18% 0.16% 0.23% 0.13% 0.13% 0.28% 2013 2014 2015 2016 2017 2018 1Q'19 ALLL / NPAs ALLL / Gross Loans (1) NCOs / Avg. Loans (1) NPAs + 90 day PD / Avg. Assets 176% 313% 1046% 382% 429% 415% 234% 2013 2014 2015 2016 2017 2018 1Q'19 1.16% 0.85% 0.89% 0.93% 0.94% 0.88% 0.99% 2013 2014 2015 2016 2017 2018 1Q'19 (0.00%) 0.10% 0.01% 0.02% (0.02%) 0.00% 0.10% 2013 2014 2015 2016 2017 2018 1Q'19 10 (1) Excluding Loans Held for Sale Asset Quality Remains Strong 2017

New Medium - Term Performance Targets Achieving these objectives will result in considerable performance enhancements – and we have a roadmap (1) 11 ROATCE> 14.0% ROAA> 1.20% NIM> 3.00% (1) See Forward - Looking Statements on page 1 Roadmap Drivers Balance sheet optimization Focus on deepening client relationships Maintain credit quality focus and discipline Exceed return hurdle rates Areas of Focus Attract best talent Deposit gathering Diversified, sound loan growth Re - deployment of capital Target Goals

Growth Profitability Asset Quality Proven, Successful Banking Model Key Drivers of FSB Performance 12

Appendix

Shared National Credit (“SNC”) & Healthcare Portfolios Note: $ in 000s * Annualized 2018 2019 QoQ YoY First Quarter Second Quarter Third Quarter Fourth Quarter First Quarter Growth* Growth Total SNC $117,721 $155,799 $162,587 $249,033 $229,608 (31.6%) 95.0% % of Total Loans HFI 5.1% 6.3% 6.4% 9.3% 8.2% Healthcare $199,425 $257,225 $285,284 $290,464 $318,020 38.5% 59.5% SNC 89,162 107,894 103,772 123,097 107,156 (52.5%) 20.2% Non-SNC 110,263 149,331 181,512 167,367 210,864 105.4% 91.2% 13

Non - GAAP Reconciliations 14 $ in 000s except per share data 2019 2018 Core net income First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter Pre-tax net income $ 3,235 $ 3,873 $ 11,617 $ 12,432 $ 12,511 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities - 4,160 - - - Noninterest expenses Post employment and retirement expense 4,143 3,151 - - - Pre tax core net income $ 7,378 $ 11,184 $ 11,617 $ 12,432 $ 12,511 Core income tax expense 1,275 1,998 1,068 2,263 2,459 Core net income $ 6,103 $ 9,186 $ 10,549 $ 10,169 $ 10,052 Less: earnings attributable to noncontrolling interest - 8 - 8 - Core net income available to common shareholders 6,103 9,178 10,549 10,161 10,052 Less: earnings allocated to participating securities 71 100 190 161 102 Core net income allocated to common shareholders 6,032 9,078 10,359 10,000 9,950 Weighted average common shares oustanding fully diluted 14,804,830 14,821,540 14,903,751 14,814,059 13,672,384 2019 2018 Core diluted earnings per share First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter Diluted earnings per share $ 0.19 $ 0.25 $ 0.70 $ 0.68 $ 0.73 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities - 0.28 - - - Noninterest expenses Accrual for Post Employment Benefits 0.28 0.21 - - - Add'l earnings available to participative stock grants - - - - - Tax effect (0.06) (0.13) - - - Core diluted earnings per share $ 0.41 $ 0.61 $ 0.70 $ 0.68 $ 0.73

Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Core efficiency ratio	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Total noninterest expense	$ 22,616	$ 21,689	$ 18,251	$ 18,050	$ 15,488
Less post employment and retirement expense	(4,143)	(3,151)	-	-	-
Core noninterest expense	**$ 18,473**	**$ 18,538**	**$ 18,251**	**$ 18,050**	**$ 15,488**
Net interest income	27,420	26,921	26,562	26,905	25,116
Total noninterest income	3,486	(384)	3,442	4,147	3,456
(Gain) / Loss On Sales of Securities	-	4,160	-	-	-
Core noninterest income	3,486	3,776	3,442	4,147	3,456
Core revenue	**$ 30,906**	**$ 30,697**	**$ 30,004**	**$ 31,052**	**$ 28,572**
Efficiency ratio (GAAP)[(1)]	73.2 %	81.7 %	60.8 %	58.1 %	54.2 %
Core efficiency ratio	59.8 %	60.4 %	60.8 %	58.1 %	54.2 %

Tangible Assets	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Tangible Assets					
Total assets	$ 4,238,436	$ 4,249,439	$ 4,167,813	$ 4,165,238	$ 4,083,663
Less goodwill	18,176	18,176	18,176	18,176	9,124
Less intangibles, net	844	991	1,151	1,323	950
Tangible assets	**$ 4,219,416**	**$ 4,230,272**	**$ 4,148,486**	**$ 4,145,739**	**$ 4,073,589**
Tangible Common Equity					
Total shareholders' equity	383,421	372,740	356,074	348,059	304,762
Less goodwill	18,176	18,176	18,176	18,176	9,124
Less intangibles, net	844	991	1,151	1,323	950
Tangible common equity	**$ 364,401**	**$ 353,573**	**$ 336,747**	**$ 328,560**	**$ 294,688**
Common shares outstanding	14,574,339	14,538,085	14,525,351	14,480,240	13,258,142
Book value per common share	$ 26.31	$ 25.64	$ 24.51	$ 24.04	$ 22.99
Tangible book value per common share	$ 25.00	$ 24.32	$ 23.18	$ 22.69	$ 22.23
Total shareholders' equity to total assets	9.0 %	8.8 %	8.5 %	8.4 %	7.5 %
Tangible common equity to tangible assets	8.6 %	8.4 %	8.1 %	7.9 %	7.2 %

Note: $ in 000s except per share data
(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

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Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Return on average tangible common equity	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Total average shareholders' equity	$ 377,116	$ 360,709	$ 351,293	$ 340,175	$ 299,840
Less average goodwill	18,176	18,176	18,176	18,383	9,124
Less intangibles, net	933	1,092	1,257	1,477	1,012
Average tangible common equity	$ 358,007	$ 341,441	$ 331,860	$ 320,315	$ 289,704
Net income available to common shareholders [1]	$ 2,901	$ 3,743	$ 10,549	$ 10,161	$ 10,052
Return on average tangible common equity	3.3 %	4.3 %	12.6 %	12.7 %	14.1 %

Core return on average tangible equity	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Pre-tax net income	$ 3,235	$ 3,873	$ 11,617	$ 12,432	$ 12,511
Adjustments:					
Add non-core items	4,143	7,311	-	-	-
Less core income tax expense	1,275	1,998	1,068	2,271	2,459
Core net income [2]	$ 6,103	$ 9,178	$ 10,549	$ 10,161	$ 10,052
Core return on average tangible common equity	6.9 %	10.7 %	12.6 %	12.7 %	14.1 %

Core return on average assets equity	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Net income	$ 2,901	$ 3,743	$ 10,549	$ 10,161	$ 10,052
Average assets	4,220,255	4,183,703	4,132,501	4,169,453	3,971,864
Average equity	377,116	360,709	351,293	340,175	299,840
Return on average assets	0.28 %	0.35 %	1.01 %	0.98 %	1.03 %
Return on average equity	3.1 %	4.1 %	11.9 %	12.0 %	13.6 %
Core net income	$ 6,103	$ 9,178	$ 10,549	$ 10,161	$ 10,052
Core return on average assets	0.59 %	0.87 %	1.01 %	0.98 %	1.03 %
Core return on average equity	6.6 %	10.1 %	11.9 %	12.0 %	13.6 %

Core total revenue	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter
Net interest income	$ 27,420	$ 26,921	$ 26,562	$ 26,905	$ 25,116
Noninterest income	3,486	(384)	3,442	4,147	3,456
Adjustments:					
(Gain) / Loss On Sales of Securities	-	4,160	-	-	-
Core total revenue	$ 30,906	$ 30,697	$ 30,004	$ 31,052	$ 28,572
Annualized net income available to common shareholders [1]	$ 11,765				
Annualized core net income [2]	$ 24,752				

$ in 000s except per share data

(1) Annualized net income available to common shareholders utilized in calculating year-to-date return on average tangible common equity

(2) Annualized core net income utilized in calculating core return on average tangible common equity and core return on average assets and average equity

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